UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 1, 2008

Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51999	42-6000149
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Skywalk Level , 801 Walnut Street -- Suite 200, Des Moines, Iowa		50309
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	515-281-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors

On October 1, 2008, Mr. Van D. Fishback, executive vice president of First Bank & Trust in Brookings, South Dakota, was declared elected as a member director by the Federal Home Loan Bank of Des Moines ("Bank") for a four-year term commencing January 1, 2009. The member directorship is being filled without an election because only one nominee accepted nomination for the one South Dakota directorship. Mr. Fishback was declared elected to the Bank's board of directors in accordance with the rules governing the election of Federal Home Loan Bank member directors specified in the Federal Home Loan Bank Act of 1932, as amended ("Bank Act"), and the related regulations of the Federal Housing Finance Agency ("Finance Agency").

The 2009 board committees on which Mr. Fishback will be named to serve has not yet been determined as of the date of this filing.

Pursuant to the Bank Act and Finance Agency regulations, all of the Bank's member directors are elected by and from the Bank's membership. In the normal course of its business, the Bank extends credit to members whose officers or directors may serve as directors of the Bank. All loans extended by the Bank to such members are on market terms that are no more favorable to them than the terms of comparable transactions with other members.

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Form 8-K is a copy of a news release dated October 1, 2008, regarding Mr. Fishback's election, as well as the resumption of the Bank's 2008 member director election for member directorships to be filled in the states of Minnesota and Iowa. The information contained in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number 99.1

News Release dated October 1, 2008, issued by the Federal Home Loan Bank of Des Moines

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

October 1, 2008	By:	/s/ Nicholas J. Spaeth

Name: Nicholas J. Spaeth
Title: Executive Vice President/General Counsel and Chief Risk Officer

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Exhibit Index

Exhibit No.	Description

99.1	News Release